UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2006

SIMCLAR, INC.
(Exact name of registrant as specified in its charter)

Florida	0-14659	59-1709103
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2230 West 77th Street, Hialeah, Florida		33016
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (305) 556-9210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fling is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: This Amendment No. 1 on Form 8−K/A supplements the disclosure in Item 4.02 contained in our
Form 8−K originally filed August 24, 2006, and contains additional information in Item 2.02 and in the exhibits.

Item 2.02.	Results of Operations and Financial Condition

On October 11, 2006, we issued a press release announcing that we will restate our financial results for the year ended December 31, 2005 included in our 2005 annual report on Form 10-K, and for the three months ended March 31, 2006 included in our quarterly report on Form 10-Q for the first quarter of 2006. In the press release, we also announced our expected financial results for the six months ended June 30, 2006. The full text of the press release is furnished with this Current Report on Form 8−K as Exhibit 99.2 and is incorporated by reference herein.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On August 23, 2006, our audit committee, after discussion with management, determined that the consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2005 could no longer be relied upon due to errors in such financial statements. The errors were discovered by management in the course of preparing the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2006. We determined that these errors materially misstated our consolidated balance sheet at December 31, 2005, and our consolidated results of operations for the year then ended. Management’s subsequent investigation of these accounting errors has since led our management and audit committee to conclude that these errors in our 2005 financial statements, as well as similar errors occurring during the first quarter of 2006, materially mistated our consolidated balance sheet at March 31, 2006, and our consolidated results of operations for the three months then ended. Consequently, we have determined that it will be necessary for us to restate our financial statements for these periods, and to file an amended annual report on Form 10-K for the year ended December 31, 2005, and an amended quarterly report on Form 10-Q for the three months ended March 31, 2006, which will include these restated financial statements. We expect to file these reports, as well as our quarterly report on Form 10-Q for the three months ended June 30, 2006, by October 27, 2006.

As previously reported, these financial statement errors relate to operations at our Brownsville, Texas and Matamoros, Mexico facilities, and arise from the following: (i) erroneous posting of purchase price variances for parts inventory, (ii) errors in the recording of accounts receivable credits and inventory adjustments for products returned by customers to these facilities, (iii) errors in the recording of sales and receivables due to the duplication of invoices (in Mexican pesos and in U.S. dollars) for products shipped to a single customer from these facilities, (iv) errors in reconciliation of intercompany accounts, (v) understatement of inventory resulting from errors in recording the correct period end cut-off for vendor invoices, (vi) overstatement of sales and understatement of inventory resulting from invoicing sales before products are shipped, (vii) errors in the reconciliation of the control account for received goods not invoiced, (viii) overstatement of inventory due to inaccurate standard costing, stock loss and other errors; and (ix) errors in the accrual of certain expenses. Based upon its investigation, our management has concluded that these errors are limited to accounting activities at our Brownsville and Matamoros facilities, compounded by adjusting journal entries made by a member of our Dayton accounting staff to address the effects of these errors, and do not extend to other areas of our operations or to other facilities.

A team led by Simclar Group financial executives has completed a thorough review of our accounting systems and processes relating to the errors described above, and throughout the process has periodically updated our audit committee and independent registered public accounting firm. We have concluded that these errors generally resulted from deficiencies in the reconciliation and review process caused by staff turnover and the lack of requisite accounting skills in certain members of the accounting staff. Based upon this investigation, we are confident that these errors were not the result of any fraudulent activity, but we have dismissed two senior members of the Company’s accounting staff principally responsible for the errors. As a result of this review and the restatement, management has re-evaluated our internal controls over financial accounting and has concluded that there were a number of significant control deficiencies which, in combination, resulted in a material weakness in our internal control over financial reporting as of December 31, 2005 and as of March 31, 2006. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. This material weakness and the remedial actions we have taken and will be described in greater detail in our quarterly report on Form 10−Q for the three months ended June 30, 2006, the amended Annual Report on Form 10-K for the year ended December 31, 2005, and an amended quarterly report on Form 10-Q for the three months ended March 31, 2006.

The following is a summary of the effect of the restatement on the 2005 and first quarter 2006 income statements:

Simclar, Inc.
Consolidated Statements of Income

Year ended December 31, 2005

	As Reported	Amount of Adjustment	As Restated
Sales	$61,210,000	$(200,000)	$61,010,000
Income Before Tax	$2,220,000	$(480,000)	$1,740,000
Net Income	$1,250,000	$(300,000)	$950,000
Earnings per Share	$0.19	$(0.04)	$0.15

Three months ended March 31, 2006 (unaudited)

	As Reported	Amount of Adjustment	As Restated
Sales	$21,950,000	$(130,000)	$21,820,000
Income Before Tax	$1,230,000	$(340,000)	$890,000
Net Income	$720,000	$(210,000)	$510,000
Earnings per Share	$0.11	$(0.03)	$0.08

Although management has completed its review of the financial results set forth in this Item 4.02, they remain subject to adjustment pending final review by the Company’s independent accountants of the financial statements that will be included in the amended Annual Report on Form 10-K for the year ended December 31, 2005 and the amended quarterly report on Form 10-Q for the three months ended March 31, 2006, both of which the Company expects to file by October 27, 2006.

The Committee and management of the Company have discussed the matters associated with the restatement disclosed in this Current Report on Form 8−K/A with Battelle & Battelle, LLP, the Company’s independent registered public accounting firm.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following are being furnished as Exhibits to this report:

Exhibit
Number	Exhibit Description

99.1	Press Release, dated August 23, 2006, entitled “Simclar, Inc. Announces Need to Restate 2005 Financial Results.”

99.2	Press Release, dated October 11, 2006, entitled “Simclar, Inc. Announces Results for Second Quarter 2006; Company to Restate 2005 and First Quarter 2006 Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simclar, Inc.

Date: October 11, 2006	By:	/s/ Barry J. Pardon
Barry J. Pardon, President